                           ING VARIABLE PRODUCTS TRUST
                        ING VP LargeCap Growth Portfolio

                         Supplement Dated July 13, 2006
              to the Adviser Class, Class I, and Class S Prospectus
                            Each Dated April 28, 2006

On July 13, 2006, the Board of Trustees of ING Variable Products Trust approved the reorganization of the following "Disappearing Portfolio" into the following "Surviving Portfolio" (the "Reorganization"):

           DISAPPEARING PORTFOLIO                SURVIVING PORTFOLIO
           ----------------------                -------------------
      ING VP LargeCap Growth Portfolio      ING Mercury Large Cap Growth
                                                      Portfolio

The proposed Reorganization is subject to approval by shareholders of the Disappearing Portfolio. If shareholder approval is obtained, it is expected that the Reorganization would take place during the last quarter of 2006.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE